Subsequent events	9 Months Ended
May 31, 2025
Subsequent events
Subsequent events

24. Subsequent events

On June 20, 2025, the Company closed the acquisition of 100% of the issued and outstanding equity of Nautical Ventures Group Inc. (“Nautical Ventures”), a Florida-based recreational boat dealership, marina, and service provider pursuant to an equity purchase agreement. Under the terms of the equity purchase agreement, the Company’s purchase consideration included a US$2 million payment to a creditor of Nautical Ventures, approximately US$300,000 in payment to satisfy certain of Nautical Venture’s real property tax obligations, and approximately US$1.7 million capital contribution to Nautical Ventures for ongoing operations.In addition, the Company issued a US$4 million convertible note to the former shareholders of Nautical Ventures, bearing interest at 6% per annum for a term of 24 months, convertible into Voting Common Shares of the Company at a conversion price of US$8.624 per share. Subsequent to closing, Nautical Ventures entered into lease agreements with various entities controlled by the former shareholders of Nautical Ventures for six commercial locations. For two of the locations, the lease term is for one year with nine additional options to extend the term of the lease for additional periods of one year each with total monthly lease payments totaling US$71,860.  For four of the locations, the lease term is for five years with one additional option to extend the term of the lease for an additional period of five years with total monthly lease payments totaling US$133,775. The Company obtained an exclusive option to purchase each of these properties at any time during the lease term of the relevant property.